UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 5, 2015

CHESAPEAKE GRANITE WASH TRUST

(Exact name of Registrant as specified in its charter)

Delaware	001-35343	45-6355635
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

The Bank of New York Mellon Trust Company, N.A.

919 Congress Avenue

Austin, Texas   78701

(Address of principal executive offices)

Registrant’s Telephone Number, including area code: (512) 236-6555

Not applicable

(Former name, former address and former fiscal year,

if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.  Results of Operations and Financial Condition.

On November 5, 2015, Chesapeake Granite Wash Trust issued a press release announcing the trust’s quarterly distribution for the period ended Septermber 30, 2015. Attached as Exhibit 99.1 is a copy of the press release, which is incorporated herein by reference.  The information furnished in this Item 2.02 and in Exhibit 99.1 is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing by Chesapeake Granite Wash Trust under the Securities Act of 1933, as amended.

ITEM 9.01.  Financial Statements and Exhibits.

(d)                                 Exhibits.

99.1                        Press Release dated November 5, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHESAPEAKE GRANITE WASH TRUST

By: The Bank of New York Mellon Trust Company, N.A.,
as Trustee

By:	/s/ Sarah Newell
Name:	Sarah Newell
Title:	Vice President

Date: November 5, 2015

Exhibit Index

Exhibit Number	Description

99.1	Press Release dated November 5, 2015.